UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          ICON Leasing Fund Eleven, LLC
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             (Exact name of registrant as specified in its charter)

         Delaware                                            20-1979428
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    (State of incorporation or organization)               (I.R.S. Employer
                                                            Identification No.)

         100 Fifth Avenue, 4th Floor, New York, NY                10011
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    (Address of principal executive offices)                    (Zip Code)


 Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class           Name of each exchange on which
            to be so registered           each class is to be registered
    -------------------------------    ------------------------------------


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

 Securities Act registration statement
 file number to which this form relates:      333-121790 (if applicable)
                                        ----------------------------------------

 Securities to be registered pursuant to Section 12(g) of the Act:

                  Shares of Limited Liability Company Interests
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                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

  Item 1. Description of Registrant's Securities to be Registered.

     The shares of limited liability company interest in the Registrant are described in the Prospectus included in the Registrant's Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on March 22, 2006 (File No. 333-121790). Such description is incorporated herein by reference.

  Item 2. Exhibits.

     List below all exhibits filed as a part of the registration statement:


     Exhibit Number   Description
     1.1              Form of Dealer-Manager Agreement
     1.2              Form of Selling Dealer Agreement
     3.1              Certificate of Formation of ICON Leasing Fund Eleven, LLC filed with the Delaware Secretary of State on December 2, 2004
     4.1              ICON Leasing Fund Eleven, LLC Limited Liability Company Agreement (included as Exhibit A to the
                      Prospectus)
     4.2              Subscription Agreement, including the member signature page and power of attorney (included as
                      Exhibit C to the Prospectus)
     5.1              Opinion of Hirschler Fleischer
     8.1              Opinion of Hirschler Fleischer with respect to certain tax matters
     10.1             Form of Escrow Agreement
     23.1             Consent of Hays & Company, LLP
     23.3             Consent of Hirschler Fleischer (included in Exhibit 5.1)
     23.4             Consent of Hirschler Fleischer (included in Exhibit 8.1)
     24.1             Power of Attorney (included on Signature Page)



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

     (Registrant) ICON Leasing Fund Eleven, LLC

     Date                  April 17, 2006
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     By: ICON Capital Corp., a Connecticut corporation, its Manager


         By:      /s/ Thomas W. Martin
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                  Thomas W. Martin, Chief Operating Officer